AMENDMENT NO. 3 dated as of July 27, 2006 (this “Amendment”) to the Five-Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of September 28, 2005, among TYSON FOODS, INC., a Delaware corporation (the “Borrower”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”); MERRILL LYNCH BANK USA, as syndication agent; SUNTRUST BANK, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH and BNP PARIBAS, as documentation agents; and COBANK, ACB and U.S. AGBANK, FCB, as co-documentation agents.

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrower has requested that the Lenders (i) amend certain provisions of, and (ii) waive certain Events of Default under, the Credit Agreement. The Majority Lenders are willing to agree to such amendments and waiver on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate order:

““Adjusted Inventory Amount” means, at any time, (a) an amount equal to 50% of the consolidated inventory of the Borrower and its Subsidiaries as of the fiscal quarter end occurring at or most recently prior to such time, minus (b) the aggregate amount of the Indebtedness of Lakeside Farm Industries, Ltd. outstanding under the Three-Year Term Loan Agreement.

“Compliance Date” means the date on which (a) the Borrower shall have delivered to the Administrative Agent the financial statements referred to in Section 6.09(a) as of the end of and for the second quarter of its fiscal year ending in 2007 together with the certificate of its Chief Financial Officer or Treasurer referred to in Section 6.09(c) demonstrating compliance with Sections 7.13 and 7.14 and (b) no Default shall have occurred and be continuing.

“Designated Subsidiary” means each of Tyson Chicken, Inc., Tyson Poultry, Inc., and Tyson Farms, Inc., all wholly owned Subsidiaries of the Borrower, and their respective successors.

“Designated Subsidiary Guarantee Agreement” means a Designated Subsidiary Guarantee Agreement, together with the Indemnity, Contribution and Subrogation Agreement attached thereto, in the form attached as Annex I to Amendment No. 3 to this Agreement.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

“Index Rating” means, as to either Moody’s or S&P, the rating of such rating agency at the time in effect for the credit facility established by this Agreement or, if no such rating shall be in effect, the rating of such rating agency at the time in effect for the Borrower’s senior, unsecured, non-credit enhanced long-term Indebtedness for borrowed money.”

(b) The definition of “Loan Documents” is hereby amended by inserting immediately after the words “means this Agreement,” the following:

“any Designated Subsidiary Guarantee Agreement that has been executed by and that is in effect with respect to any Subsidiary,”.

(c) The definition of “Loan Parties” is hereby amended by inserting immediately after the word “the Borrower”:

“, any Subsidiary that is obligated under an effective Designated Subsidiary Guarantee Agreement and”.

(d) The first sentence of Section 2.01 of the Credit Agreement is hereby amended to read as follows:

“Each Lender severally agrees, on the terms and subject to the conditions hereinafter set forth, to make Committed Loans to the Borrower (each such Loan, a “Committed Loan”) from time to time on any Business Day during the period from the Effective Date to the Maturity Date, in an aggregate principal amount at any time outstanding that will not result in the sum of (a) the aggregate principal amount of all outstanding Bid Loans made by all Lenders plus (b) the Aggregate Committed Credit Exposure exceeding (i) the Aggregate Commitments or (ii) in the case of any Committed Loan made prior to the Compliance Date, the Adjusted Inventory Amount.”

(e) Section 6.09(c) of the Credit Agreement is hereby amended by inserting immediately after the words “Section 7.13 and 7.14” the following:

“(and, in the case of any certificate delivered prior to the Compliance Date, Section 7.15 and 7.16)”.

(f) Article VI of the Credit Agreement is hereby amended by adding the following new Section:

“SECTION 6.13. Designated Subsidiary Guarantees. (a) In the event that at any time prior to the Compliance Date any of the following circumstances shall exist: (i) the Index Ratings of Moody’s and S&P shall be Ba1 and BB+, respectively, (ii) the Index Rating of Moody’s shall be below Ba1, (iii) the Index Rating of S&P shall be below BB+ or (iv) either of Moody’s or S&P shall not have an Index Rating in effect, then the Borrower shall (A) within three Business Days, cause each Designated Subsidiary to execute and deliver to the Administrative Agent a Designated Subsidiary Guarantee Agreement and (B) promptly deliver to the Administrative Agent a legal opinion in form and substance and from counsel reasonably acceptable to the Administrative Agent as to the existence and good standing of each such Designated Subsidiary, the power and authority of each such Designated Subsidiary to enter into and perform its obligations under such Designated Subsidiary Guarantee Agreement and such other matters as the Administrative Agent shall reasonably request, as well as such organizational documents, resolutions and other evidence of such power and authority as the Administrative Agent shall reasonably request.

(b) If a Designated Subsidiary shall have executed and delivered a Designated Subsidiary Guarantee Agreement, the guarantee thereunder will be automatically released at such time as each of the following conditions shall be satisfied: (i) the Compliance Date shall have occurred, (ii) the Index Ratings of Moody’s and S&P shall be at least (A) Baa3 and BB+, respectively, or (B) Ba1 and BBB-, respectively, in each case with at least stable outlook, and (iii) no Default shall have occurred and be continuing.”

(g) Section 7.05 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing provisions of this Section or any other provisions of this Agreement, from the date on which any of the circumstances set forth in Section 6.13(a)(i), (ii), (iii) or (iv) shall exist and until such date as each of the conditions set forth in Section 6.13(b)(i), (ii) and (iii) shall have been satisfied, neither TFM nor any Designated Subsidiary shall (i) merge or consolidate with, or liquidate into, or transfer any material portion of its assets to, the Borrower or TFM without the prior written consent of the Majority Lenders, except that any Subsidiary may pay cash dividends to the holders of its equity interests or (ii) transfer any material portion of its operating assets to any Subsidiary other than TFM or any other Designated Subsidiary unless prior to such transfer such transferee Subsidiary (A) executes and delivers to the

Administrative Agent a Designated Subsidiary Guarantee Agreement and (B) delivers to the Administrative Agent a legal opinion in form and substance and from counsel reasonably acceptable to the Administrative Agent as to the existence and good standing of such transferee Subsidiary, the power and authority of such transferee Subsidiary to enter into and perform its obligations under such Designated Subsidiary Guarantee Agreement and such other matters as the Administrative Agent shall reasonably request, as well as such organizational documents, resolutions and other evidence of such power and authority as the Administrative Agent shall reasonably request.”

(h) Section 7.09(b) of the Credit Agreement is hereby amended by inserting the following immediately before the semicolon preceding the proviso:

“, or that restricts the ability of any Domestic Subsidiary to guarantee the Obligations”

(i) Section 7.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.13. Leverage Ratio. The Borrower shall not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth below opposite such period:

Period	Ratio

Second Quarter of Fiscal Year 2007	4.75:1.00
Third Quarter of Fiscal Year 2007	4.50:1.00
Fourth Quarter of Fiscal Year 2007	4.00:1.00
Fiscal Year 2008	3.75:1.00
Fiscal Year 2009 and thereafter	3.25:1.00”

(j) Section 7.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 7.14. Interest Expense Coverage Ratio. The Borrower shall not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense for any period of four consecutive fiscal quarters ending with any fiscal quarter referred to below to be less the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarter	Ratio

Third Quarter of Fiscal Year 2006 Through

First Quarter of Fiscal Year 2007	2.00:1.00
Second Quarter of Fiscal Year 2007	2.50:1.00

Each Quarter thereafter	3.00:1.00”

(k) Article VII of the Credit Agreement is hereby amended by adding the following new Sections:

“SECTION 7.15. Minimum Consolidated EBITDA. The Borrower shall not permit Consolidated EBITDA for any period of four consecutive fiscal quarters ending with any fiscal quarter referred to below to be less than the amount set forth below with respect to such quarter:

Third Quarter of Fiscal Year 2006	$625,000,000
Fourth Quarter of Fiscal Year 2006	$490,000,000
First Quarter of Fiscal Year 2007	$550,000,000”

SECTION 7.16. Asset Coverage Test. The Borrower shall not, prior to the Compliance Date, permit (a) the sum of the Aggregate Committed Credit Exposure and the aggregate principal amount of the outstanding Bid Loans at any time to be greater than (b) the Adjusted Inventory Amount at such time.

SECTION 7.17. Amendment of Receivables Facility. The Borrower shall not amend the Receivables Facility or any agreement, instrument or document related thereto (a) to add any provision that would cause or permit the purchasers or their representative to cause the cessation of purchases of accounts receivable thereunder or (b) to modify any such existing provision in a manner adverse to the Borrower.”

SECTION 2. Waiver. The undersigned Lender hereby waives any Event of Default under Section 7.13 or 7.14 of the Credit Agreement with respect to the most recent fiscal quarter for which financial statements are required to be delivered pursuant to Section 6.09(a) of the Credit Agreement, which Event of Default would not have occurred under such sections as proposed to be amended hereby.

SECTION 3. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(b) the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Credit Agreement as of the date hereof; and

(c) no Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall be satisfied:

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Majority Lenders.

(b) The Administrative Agent shall have received a favorable written opinion of counsel for the Borrower covering such matters relating to this Amendment as the Administrative Agent or the Majority Lenders shall reasonably request. Such opinion shall be addressed to the Administrative Agent and the Lenders and shall be dated the Effective Date. The Borrower hereby requests such counsel to deliver such opinion.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to this Amendment, all in a form and substance satisfactory to the Administrative Agent and its counsel.

(d) The Borrower shall have received all consents required under the Receivables Facility in connection with the amendments effected hereby.

(e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including the Amendment Fee referred to in Section 5 below and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, any prior Amendment to the Credit Agreement or this Amendment.

SECTION 5. Amendment Fee. The Borrower agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 3:00 p.m., New York City time, on July 27, 2006 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.150% of the Commitment of such Lender, whether used or unused, on the Signing Date. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each of this Amendment and the Designated Subsidiary Guarantee Agreement delivered pursuant to Section 6.13(b) shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TYSON FOODS, INC.,

by

/s/ Dennis Leatherby
Name:	Dennis Leatherby

Title: SVP Finance & Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by

/s/ Randolph Cates
Name:	Randolph Cates

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: AGFIRST FARM CREDIT BANK, as Voting Participant

by:

/s/ Steven J. O’Shea
Name:	Steven J. O’Shea

Title: Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: AGSTAR FINANCIAL SERVICES, FLCA

by:

/s/ Troy Mostaert
Name:	Troy Mostaert

Title: Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of America, N.A.

by:

/s/ William F. Sweeney
Name:	William F. Sweeney

Title: Senior Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of China, New York Branch

by:

/s/ William W. Smith
Name:	William W. Smith

Title: Deputy General Manager

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of Communications Co., Ltd., New York Branch

by:

/s/ Shelley He
Name:	Shelley He

Title: General Deputy Manager

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of Hapoalim, B.M.

by:

/s/ James P. Surless
Name:	James P. Surless

Title: Vice President

by:

/s/ Charles McLaughlin
Name:	Charles McLaughlin

Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Bank of Nova Scotia

by:

/s/ Dana Maloney
Name:	Dana Maloney

Title: Managing Director

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by:

/s/ D. Barnell
Name:	D. Barnell

Title: V.P. & Manger

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BARCLAYS BANK PLC

by:

/s/ David Barton
Name:	David Barton

Title: Associate Director

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BNP Paribas

by:

/s/ Richard Broeren
Name:	Richard Broeren

Title: Managing Director

by:

/s/ Gaye Plunkett
Name:	Gaye Plunkett

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Citibank, N.A.

by:

/s/ Christopher Snider
Name:	Christopher Snider

Title: Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: CoBANK, ACB

by:

/s/ Jim Stutzman
Name:	Jim Stutzman

Title: Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

by:

/s/ Richard J. Beard
Name:	Richard J. Beard

Title: Executive Director

by:

/s/ Rebecca Morrow
Name: Rebecca Morrow

Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: E.Sun Commercial Bank, Ltd., Los Angeles Branch

by:

/s/ Benjamin Lin
Name:	Benjamin Lin

Title: EVP & General Manager

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: FARM CREDIT BANK OF TEXAS, as Voting Participant of CoBank, ACB

by:

/s/ Luis Requejo
Name:	Luis Requejo

Title: Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Governor and Company of the Bank of Ireland

by:

/s/ Noelle McGrath
Name:	Noelle McGrath

Title: Authorized Signatory

by:

/s/ Carla Ryan
Name:	Carla Ryan

Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Greenstone Farm Credit Services, FLCA

by:

/s/ Jeff Pavlik
Name:	Jeff Pavlik

Title: AVP – Capital Markets

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: HSBC Bank USA, National Association

by:

/s/ Robert J. Devir
Name:	Robert J. Devir

Title: Senior Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: ING CAPITAL, LLC

by:

/s/ Daniel W. Lamprecht
Name:	Daniel W. Lamprecht

Title: Managing Director

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MERRILL LYNCH BANK USA

by:

/s/ Louis Alder
Name:	Louis Alder

Title: Director

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Mizuho Corprate Bank, Ltd.

by:

/s/ Takahiko Ueda
Name:	Takahiko Ueda

Title: Deputy General Manager

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MORGAN STANLEY BANK

by:

/s/ Daniel Twenge
Name:	Daniel Twenge

Title: Authorized Signatory

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Morgan Stanley Senior Funding, Inc.

by:

/s/ Eugene F. Martin
Name:	Eugene F. Martin

Title: Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Sumitomo Mitsui Banking Corporation

by:

/s/ David A. Buck
Name:	David A. Buck

Title: Senior Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: SunTrust Bank

by:

/s/ Susan M. Hall
Name:	Susan M. Hall

Title: Managing Director

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: U.S. AGBANK, FCB

by:

/s/ Patrick Zeka
Name:	Patrick Zeka

Title: Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: U.S. Bank National Association

by:

/s/ Travis Vogler
Name:	Travis Vogler

Title: Corporate Banking Officer

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

Wachovia Bank, National Association

by:

/s/ Beth Rue
Name:	Beth Rue

Title: Vice President

by:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: FARM CREDIT SERVICES OF MISSOURI, PCA

by:

/s/ Lee Fuchs
Name:	Lee Fuchs

Title: Vice President

by:

Name:

Title: